================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          LANCASTER COLONY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          LANCASTER COLONY CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held November 20, 2000

        The annual meeting of shareholders of Lancaster Colony Corporation (the "Corporation") will be held at 11:00 a.m., Eastern Standard Time, November 20, 2000, in the Executive A, B and C Meeting Rooms of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215.

        The meeting will be held for the following purposes:

        1. To elect three directors for a term which expires in 2003.

        2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        By action of the Board of Directors, only persons who are holders of record of shares of the Corporation at the close of business on September 22, 2000 will be entitled to notice of and to vote at the meeting.

        If you do not expect to attend the meeting, please sign, date and return the enclosed proxy. A self-addressed envelope which requires no postage is enclosed for your convenience in returning the proxy. Its prompt return would be appreciated. The giving of the proxy will not affect your right to vote in person should you find it convenient to attend the meeting.

October 18, 2000
                                                     JOHN B. GERLACH, JR.
                                                     Chairman of the Board,
                                                     Chief Executive Officer
                                                     and President

                          LANCASTER COLONY CORPORATION
                   37 WEST BROAD STREET, COLUMBUS, OHIO 43215

                                 PROXY STATEMENT

                               GENERAL INFORMATION

    This Proxy Statement is furnished to the shareholders of Lancaster Colony Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used in voting at the annual meeting of shareholders to be held November 20, 2000, in the Executive A, B and C Meeting Rooms of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215, at 11:00 a.m., Eastern Standard Time (the "Annual Meeting"). The enclosed proxy, if completed and forwarded to the Corporation, will be voted in accordance with the instructions contained therein. The proposals referred to therein are described in this Proxy Statement.

    The proxy may be revoked by the person giving it any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary or Assistant Secretary of the Corporation. The presence of a shareholder at the Annual Meeting will not revoke the proxy unless specific notice thereof is given.

    The Corporation will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or through the efforts of officers and regular employees of the Corporation.

    The Board of Directors has fixed the close of business on September 22, 2000 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment thereof. At that date the Corporation had outstanding and entitled to vote 37,762,417 shares of Common Stock, each share entitling the holder to one vote. The Corporation has no other class of stock outstanding. Under Ohio law, except for the election of directors, abstentions and broker non-votes will have the same effect as votes against any proposal. Abstentions and broker non-votes will have no effect on the election of directors since, under Ohio law, the nominees for election as directors at the Annual Meeting receiving the greatest number of votes shall be elected. This Proxy Statement is first being mailed to shareholders on or about October 18, 2000.

                      NOMINATION AND ELECTION OF DIRECTORS

    The Board of Directors of the Corporation currently consists of nine members and is divided into three classes. The members of the three classes are elected to serve for staggered terms of three years. Pursuant to Section 2.04 of the Code of Regulations, the number of directors constituting each class will, as nearly as practicable, be equal. Thus, the Board of Directors of the Corporation currently consists of three classes of three members each.

    The names and ages of the "Nominees" and the "Continuing Directors," their principal occupations during the past five years and certain other information together with their beneficial ownership of the Corporation's Common Stock as of September 1, 2000, are listed below. As of September 1, 2000, the Corporation had outstanding and entitled to vote 37,772,417 shares of Common Stock.

                       NOMINEES FOR TERM TO EXPIRE IN 2003

     NAME; OFFICE WITH CORPORATION;                             DIRECTOR      SHARES OWNED AT             PERCENT OF
          PRINCIPAL OCCUPATION                    AGE            SINCE       SEPTEMBER 1, 2000               CLASS
----------------------------------------------------------------------------------------------------------------------
Kerrii B. Anderson;                                43             1997             1,750                       *
    Executive Vice President and
    Chief Financial Officer of
    Wendy's International, Inc.;
    Senior Vice President
    and Chief Financial Officer of
    M/I Schottenstein Homes, Inc.
    (homebuilders) from 1993 to
    August 2000(1)

Morris S. Halpern; Retired;                        70             1963            80,614                       *
    formerly Vice President
    of the Corporation(2)

     NAME; OFFICE WITH CORPORATION;                             DIRECTOR      SHARES OWNED AT             PERCENT OF
          PRINCIPAL OCCUPATION                    AGE            SINCE       SEPTEMBER 1, 2000               CLASS
----------------------------------------------------------------------------------------------------------------------
Robert S. Hamilton; Retired;                       72             1985            13,223                       *
    Vice Chairman Emeritus
    of Liqui-Box Corporation
    (plastic packaging manufacturer)
    from April 2000 to October 2000;
    Vice Chairman of Liqui-Box Corporation
    from 1989 to April 2000(3)
-------------------------------------------------
    *  Less than 1%

    (1)Ms. Anderson is also a director of M/I Schottenstein Homes, Inc.
    (2)Mr. Halpern served as an officer of the Corporation until June 1992. The Corporation and Mr. Halpern have entered into a formal consulting agreement discussed under "Compensation of Directors."
    (3)See footnote 2 under "Continuing Directors" which explanation applies to Mr. Hamilton.

    All the nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.

                              CONTINUING DIRECTORS


     NAME; OFFICE WITH CORPORATION;                             DIRECTOR    TERM       SHARES OWNED AT     PERCENT OF
          PRINCIPAL OCCUPATION                    AGE            SINCE     EXPIRES    SEPTEMBER 1, 2000       CLASS
----------------------------------------------------------------------------------------------------------------------
John L. Boylan;                                    45             1998      2001          19,605                *
    Treasurer, Vice President
    and Chief Financial Officer(1)(8)

Robert L. Fox;                                     51             1991      2002       1,765,362             4.67%
    Investment Executive
    for Advest, Inc. (stock brokerage
    firm) since 1978(2)(3)(9)

John B. Gerlach, Jr.;                              46             1985      2002       7,861,554            20.81%
    Chairman of the Board,
    Chief Executive Officer
    and President(1)(2)(3)(4)(5)(7)

Edward H. Jennings;                                63             1990      2002             799                *
    President Emeritus and
    Professor of Finance at
    The Ohio State University;
    President of The
    Ohio State University from
    1981 to 1990(6)

Henry M. O'Neill, Jr.;                             65             1976      2001          19,651                *
    Chairman and Chief Executive Officer
    of AGT International, Inc. (voice
    response systems) since 1988;
    Chairman of the Board of Evergreen
    Quality Catering (mobile caterer)
    since 1987

     NAME; OFFICE WITH CORPORATION;                             DIRECTOR    TERM       SHARES OWNED AT     PERCENT OF
          PRINCIPAL OCCUPATION                    AGE            SINCE     EXPIRES    SEPTEMBER 1, 2000       CLASS
----------------------------------------------------------------------------------------------------------------------
Zuheir Sofia;                                      56             1998      2001           4,130                *
    Chairman of Sofia & Company, Inc.
    (investment-banking firm);
    President, Chief Operating Officer,
    Treasurer and director of Huntington
    Bancshares Incorporated from 1986 to 1998

All directors and executive officers                                                   9,275,154           24.53%
as a group (11 Persons)(1)(8)

--------------------------------
     *  Less than 1%

    (1)Includes shares held by the Employee Stock Ownership Plan (the "ESOP") allocated to the accounts of Lancaster Colony Corporation employees. Employees have the right to direct the voting of the shares held by the ESOP.
    (2)Holdings include shares owned by spouses, minor children and shares held in custodianship or as trustee. The following persons disclaim beneficial ownership in such holdings with respect to the number of shares indicated: Mr. Fox, 821,057; Mr. Gerlach, Jr., 7,347,815; and Mr. Hamilton, 4,024.
    (3)Mr. Gerlach, Jr., a trustee of Gerlach Foundation, Inc., and Mr. Fox, a trustee of Fox Foundation, Inc., share voting and investment power with their respective foundations, both of which are private charitable foundations. Gerlach Foundation, Inc. holds 450,232 shares and Fox Foundation, Inc. holds 74,569 shares. These shares are included in the above table. Gerlach Foundation, Inc. and Fox Foundation, Inc. together control an additional 620,122 shares held by Lehrs, Inc. The shares held by Lehrs, Inc. are also included in the total number of shares held by Mr. Gerlach, Jr. and Mr. Fox. The trustees each disclaim beneficial ownership of any of these shares in footnote 2.
    (4)Mr. Gerlach, Jr. by virtue of his stock ownership and positions with the Corporation may be deemed a "control person" of the Corporation.
    (5)Mr. Gerlach, Jr. is trustee and his mother, Dareth A. Gerlach, is special trustee of the John B. Gerlach Trust. This trust presently holds 5,875,032 shares of Common Stock of the Corporation which were distributed from the Estate of John B. Gerlach, Deceased. These shares are included in the total number of shares held by Mr. Gerlach, Jr. in the above table. Mr. Gerlach, Jr. has disclaimed beneficial ownership of these shares in footnote 2.
    (6)Mr. Jennings is also a director of Borden Chemicals & Plastic Ltd. Partnership.
    (7)Mr. Gerlach, Jr. is also a director of Huntington Bancshares
       Incorporated.
    (8)Holdings include shares which could be acquired within 60 days upon the exercise of stock options as follows: John L. Boylan - 13,008 shares, and all directors and executive officers as a group - 39,378 shares.
    (9)Includes 16,825 shares of the Common Stock of the Corporation which are held by a trust of which Mr. Fox is the trustee and 688,603 shares of the Common Stock of the Corporation which are held by an estate of which Mr. Fox is the executor. Mr. Fox has sole voting and dispositive power with respect to these shares.

    The Board of Directors has established an audit committee (the "Audit Committee") currently consisting of Messrs. Hamilton, Jennings and O'Neill and Ms. Anderson. Ms. Anderson serves as Chairperson of the Audit Committee. The Audit Committee is charged with the responsibility of reviewing financial information (both external and internal) about the Corporation and its subsidiaries, so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Audit Committee held two meetings during the fiscal year ended June 30, 2000 ("fiscal 2000").

    The Board of Directors has established a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fox, Hamilton, Jennings and O'Neill as its members. Mr. Jennings serves as Chairman of the Compensation Committee. The powers and duties of the Compensation Committee are to consider and formulate recommendations to the Board of Directors with respect to all aspects of compensation to be paid to the Chief Executive Officer of the Corporation, to undertake such evaluations and make such reports as are required by the applicable rules of the Securities and Exchange Commission and to perform and exercise such other duties and powers as shall from time to time be designated by action of the Board of Directors. The Compensation Committee held one meeting during fiscal 2000.

    The Board of Directors does not have a nominating committee.

    In addition to the committee meetings previously mentioned, the Board of Directors held a total of four meetings during fiscal 2000. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during fiscal 2000, except Mr. O'Neill who was absent for one Board meeting and one Compensation Committee meeting that were held on the same day.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the Corporation's knowledge, based solely on its review of copies of forms filed with the Securities and Exchange Commission, all filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the outstanding Common Stock under Section 16 (a) of the Securities Exchange Act of 1934, as amended, were complied with during the fiscal year ended June 30, 2000, except Morris S. Halpern, director, was late with respect to one transaction affecting one Form 4.

                            COMPENSATION OF DIRECTORS

    Except as noted below, directors who are not employees of the Corporation or any of its subsidiaries received during fiscal 2000 an annual retainer fee of $14,000 plus $1,000 for each Board meeting attended. Additionally, directors who also served on committees received $1,000 for each committee meeting attended.

    The Corporation has a consulting agreement with Mr. Halpern pursuant to which Mr. Halpern agrees to perform advisory and consulting services for an annual fee of $50,000 per year. Mr. Halpern's compensation as a director is also included in this annual fee.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following individuals have beneficial ownership, directly or indirectly, of more than five percent of the outstanding Common Stock of the Corporation:

                                                  NATURE OF
      NAME AND                                    BENEFICIAL                       AMOUNT                 PERCENT OF
       ADDRESS                                    OWNERSHIP                        OWNED                   OWNERSHIP
-----------------------------------------------------------------------------------------------------------------------
John B. Gerlach, Jr.                             Direct and                    7,861,554(1)(2)               20.81%
Lancaster Colony Corporation                     Indirect
37 West Broad Street
Columbus, Ohio  43215

Dareth A. Gerlach                                Direct and                    6,291,473(2)                  16.66%
c/o Lancaster Colony Corporation                 Indirect
37 West Broad Street
Columbus, Ohio  43215

Pioneering Management Corporation                 Direct                       2,947,450(3)                   7.80%
60 State Street
Boston, Massachusetts  02109

------------------------

    (1)See footnotes 1, 2, 3 and 4 under "Continuing Directors," which explanations apply to Mr. Gerlach, Jr.

    (2)Includes 5,875,032 shares of Common Stock of the Corporation which are held by the John B. Gerlach Trust, of which Mrs. Gerlach is special trustee and has sole voting power with respect to the shares. See footnote 5 under "Continuing Directors."

    (3)Based on holdings reported on Schedule 13G as of December 31, 1999.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The following table summarizes compensation earned during the periods indicated by those persons who were the Chief Executive Officer and the three other most highly compensated executive officers of the Corporation whose compensation during fiscal 2000 is required to be reported:

                             EXECUTIVE COMPENSATION

                                                                                  LONG-TERM
                                                      ANNUAL COMPENSATION(1)     COMPENSATION
      NAME AND                         FISCAL         ----------------------     ------------    ALL OTHER
  PRINCIPAL POSITION                   YEAR           SALARY        BONUS        OPTIONS(#)    COMPENSATION(2)
--------------------------------------------------------------------------------------------------------------

John B. Gerlach, Jr.;                  2000           $710,000                                    $2,780
    Chairman of the                    1999            650,000                                     2,627
    Board, Chief Executive             1998            590,000                                     2,360
    Officer and President

Larry G. Noble;                        2000           $253,675      $551,700
    Vice President(3)                  1999            245,600       419,000      15,000          $1,544
                                       1998            243,267       381,890                       1,380

John L. Boylan;                        2000           $230,000      $120,000                      $2,453
    Treasurer, Vice President          1999            220,000        65,000      12,500           2,880
    and Chief Financial Officer        1998            200,000        40,000                         800

Bruce L. Rosa;                         2000           $230,000      $120,000                      $3,133
    Vice President of Development(4)   1999            220,000       167,006      12,500           3,614

--------------------
    (1)The named executive officers received certain perquisites in 2000, 1999 and 1998, the amount of which did not exceed the reportable threshold of the lesser of $50,000 or 10% of any such officer's salary and bonus.

    (2)Approximate amounts contributed or to be contributed on behalf of such executive officer to the 401(k) Profit Sharing Plan and Trust.

    (3)Fiscal year 2000 bonus amount listed for Mr. Noble was generally determined pursuant to a formula involving the operating performance of the Specialty Foods segment for fiscal 2000 and will be paid in fiscal 2001. The bonus amounts listed for fiscal years 1999 and 1998, which were discretionarily determined and previously reported based on the fiscal year paid, have been restated to reflect reporting consistent with that of fiscal year 2000.

    (4)Mr. Rosa was appointed an executive officer of the Corporation on July 1, 1998.

                       STOCK OPTION EXERCISES AND HOLDINGS

    The following table sets forth certain information with respect to stock options exercised during fiscal 2000 by each of the executive officers named in the Summary Compensation Table and unexercised stock options held as of June 30, 2000 by such executive officers:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                       VALUES OF UNEXERCISED
                                                      UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                     UNDERLYING                           FISCAL YEAR-END(#)            FISCAL YEAR-END($)(1)(2)
                       OPTIONS          VALUE         -------------------------      ---------------------------
    NAME            EXERCISED(#)     REALIZED($)(1)  EXERCISABLE  UNEXERCISABLE      EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------
Larry G. Noble          11,716         $169,885          15,000        24,147             $0           $17,551
John L. Boylan                                           13,008        14,492             $0           $     0
Bruce L. Rosa                                            11,370        16,130             $0           $     0

--------------------
    (1)All values are shown pretax and are rounded to the nearest whole dollar.
    (2)Based on the 2000 fiscal year-end closing price of $19.50 per share.

                               SEVERANCE AGREEMENT

    Messrs. Boylan and Rosa are parties to agreements entitling them to severance benefits equal to (i) full salary paid through the date of their termination plus (ii) an amount equal to the lesser of (a) 100% of the highest annual rate of salary and highest annual bonus paid to Messrs. Boylan and Rosa during the three-year period prior to their respective dates of termination, or (b) twice their annual compensation (salary plus bonus) paid for the full fiscal year immediately preceding the date of their termination, in the event that within a period of one year after a "change of control" (as defined in the agreements) their employment is terminated by the Corporation (other than for cause) or by Messrs. Boylan or Rosa (if there has been any material adverse change in the terms of their employment).

                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors ("the Committee") consists entirely of independent non-employee directors. It is the obligation of the Committee to establish the compensation to be paid to the Chief Executive Officer of the Corporation and to consult with and advise the Chief Executive Officer with respect to the establishment by him of the compensation of other executive officers. The Committee also reviews matters relating to employee benefit plans and stock options and presents its recommendations respecting these matters to the Board of Directors.

    The compensation of the Chief Executive Officer for services rendered through June 30, 2000 was based upon an evaluation of the scope of his management responsibilities, his execution of them, his accomplishment of significant changes in management structure and the financial results attained under his direction. In determining his compensation, the amounts paid to chief executive officers of companies of like size in like markets were also considered. The Committee did not consider the payment of any bonus to the Chief Executive Officer for his performance because past compensation reward practices have not included this component. The determination of such compensation was subjective, with no specific weight being given to any particular factor.

    The Committee was advised by the Chief Executive Officer of the base fixed compensation levels and proposed bonus formulae to be applied in setting the compensation of senior management. It concurred that the levels of compensation established were reasonable and appropriate and provided incentives which, if realized, would produce operating results of value to the Corporation's shareholders.

             Edward H. Jennings, Chairman
             Robert L. Fox
             Robert S. Hamilton
             Henry M. O'Neill, Jr.

                                PERFORMANCE GRAPH

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN OF LANCASTER COLONY CORPORATION, THE S&P MANUFACTURING (DIVERSIFIED) INDEX
                           AND THE S&P MIDCAP 400 INDEX

    The graph set forth below compares the five-year cumulative total return from investing $100 on June 30, 1995 in each of the Corporation's Common Stock, the S&P Manufacturing (Diversified) Index and the S&P Midcap 400 Index.


                                    [GRAPH]

                                                CUMULATIVE TOTAL RETURN (DOLLARS)
                                     --------------------------------------------------------

                                     6/95     6/96      6/97       6/98       6/99       6/00
                                     ----     ----      ----       ----       ----       ----

LANCASTER COLONY CORPORATION         100      106       140        167        155         90

S&P MIDCAP 400                       100      122       150        191        215        251

S&P MANUFACTURING (DIVERSIFIED)      100      128       189        204        271        244

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP has acted as independent certified public accountants of the Corporation during the fiscal year ended June 30, 2000. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                              SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be in the proxy statement for the 2001 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than June 20, 2001. In addition, if a shareholder fails to provide the Corporation notice of any shareholder proposal on or before September 4, 2001, then the Corporation may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2001 Annual Meeting of Shareholders.

                                  OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Corporation.

                                         By Order of the Board of Directors

    October 18, 2000

                                         JOHN B. GERLACH, JR.
                                         Chairman of the Board,
                                         Chief Executive Officer
                                         and President

                          LANCASTER COLONY CORPORATION

        PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 20, 2000

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. Fox, Edward H. Jennings and
Henry M. O'Neill, Jr., or any of them, proxies of the undersigned, with power of substitution, to vote all shares of stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held November 20, 2000, or at any and all adjournments thereof, and to exercise all of the powers which the undersigned would be entitled to exercise as a shareholder if personally present upon the following matters:

                 (TO BE CONTINUED AND SIGNED ON THE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                          LANCASTER COLONY CORPORATION


                               NOVEMBER 20, 2000









                Please Detach and Mail in the Envelope Provided

A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

If no contrary specification is made, this proxy will be voted FOR proposal 1.

                   FOR    WITHHELD
1. Election of     [ ]      [ ]    NOMINEES: FOR TERM EXPIRING 2003:   2. The transaction of all other matters as may properly
   Directors.                                Kerrii B. Anderson           come before the meeting.
                                             Morris S. Halpern
For, except vote withheld from the           Robert S. Hamilton
following nominee(s):

----------------------------------                                     (Continued from other side)





SIGNATURES(S)                                                                    DATE         , 2000
            -------------------------------------------------------------------      --------
SIGNATURES(S)                                                                    DATE         , 2000
            -------------------------------------------------------------------      --------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
      Please date, sign and mail this proxy in the enclosed envelope. No postage is required for mailing in the United States.
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